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                                                                 EXHIBIT 10.32.4

              THIRD AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS

         THIS THIRD AMENDMENT TO LOAN AGREEMENT AND LOAN DOCUMENTS (this "Amendment"), dated as of May 26, 2005 (the "Effective Date"), is entered into by and between BROOKDALE LIVING COMMUNITIES, INC., a Delaware corporation (the "Borrower"), and LASALLE BANK NATIONAL ASSOCIATION, a national banking association (the "Bank").

                                                  WITNESSETH

         WHEREAS, Borrower has previously executed and delivered to the Bank a certain Loan Agreement dated as of October 19, 2004 (the "Original Loan Agreement") between Borrower and the Bank, as amended by a First Amendment Loan Agreement dated as of March 1, 2005 and a Second Amendment Loan Agreement dated as of March 24, 2005 (collectively and as amended, the "Loan Agreement"); and

         WHEREAS, Borrower has requested that the Bank amend certain terms of the Loan Agreement as provided in and subject to this Amendment; and

         NOW, THEREFORE, in consideration of the premises, the covenants and agreements herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. INCORPORATION OF RECITALS. The above and foregoing recitals are incorporated into and made a part of this Amendment. All capitalized terms used herein, if not otherwise specifically defined, shall have the meanings and definitions ascribed in the Loan Agreement and the Loan Documents referred to therein.

         2. AMENDMENT TO SECTION 2.03 AND SCHEDULE 2.03. Section 2.03 of the Loan Agreement is amended and restated in its entirety as follows:

                  "2.02 General Letters of Credit. Subject to the terms and conditions of this Agreement and upon the execution by the Borrower and the Bank of a Master Letter of Credit Agreement dated October 19, 2004 (as amended from time to time, the "Master Letter of Credit Agreement") and, the upon the execution and delivery by the Borrower, and the acceptance by the Bank, in its sole and absolute discretion, of, in each case, an application for letter of credit, the Bank agrees to issue or reissue for the account of the Borrower out of the Revolving Loan Availability, such General Letters of Credit in the standard form of the Bank and otherwise in form and substance acceptable to the Bank, from time to time during the term of this Agreement, provided that the General Letter of Credit Obligations may not at any time exceed in the aggregate the Maximum General Letter of Credit Obligation and provided, further, that no General Letter of Credit shall have an expiration date later than May 31, 2006, unless otherwise authorized by the Bank in writing. The Bank has issued certain letters of credit (the "Outstanding Old Brookdale General Letter of Credit") under the Old Brookdale Loan Agreement and a certain Master Letter of Credit Agreement dated March 31, 2004 (the "Old Brookdale MLCA") for the

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         account of Old Brookdale which Outstanding Old Brookdale General
         Letters of Credit are deemed General Letters of Credit issued out of the Revolving Loan Availability under this Agreement, and are otherwise deemed General Letters of Credit subject to and governed by the terms and conditions of this Agreement and the Master Letter of Credit Agreement. The amount of any payments made by the Bank with respect to draws made by a beneficiary under a General Letter of Credit shall be deemed to have been converted to a Revolving Loan as of the date such payment was made by the Bank to such beneficiary. Upon the occurrence of an Event of a Default and at the option of the Bank, all General Letter of Credit Obligations shall be converted to Revolving Loans, all without demand, presentment, protest or notice of any kind, all of which are hereby waived by the Borrower."

                  2.03 Lifecare Letters of Credit. In addition to General Letters of Credit, the Bank hereby makes a separate credit facility available to Borrower for the purpose of issuing standby letters of credit to the Illinois Department of Public Health and to other state agencies required in order to operate Borrower's Lifecare facilities (separately, a "Lifecare Letter of Credit" and, if more than one, the "Lifecare Letters of Credit"); provided, however, the maximum aggregate stated amount of any and all Lifecare Letters of Credit shall not exceed Thirteen Thousand Five Hundred Fifty Thousand and 00/100 Dollars ($13,550,000.00) [the "Lifecare Letters of Credit Cap"]. The Lifecare Letters of Credit issued by the Bank under this Agreement are set forth in Schedule 2.03 hereof. The reimbursement obligations for all Lifecare Letters of Credit issued by the Bank to the to the Illinois Department of Public Health for the account of Old Brookdale prior to the date of the Original Agreement (the "Old Brookdale Lifecare Letters of Credit") have been assumed by Borrower. The Old Brookdale Lifecare Letters of Credit constitute and are deemed Lifecare Letters of Credit issued under this Agreement and the Master Letter of Credit Agreement and are included under the Lifecare Letters of Credit Cap. The Lifecare Letters of Credit are not a part of nor shall any draws thereunder be credited against the Revolving Loan Availability. Lifecare Letters of Credit may be issued, cancelled and reissued form time to time up to the Lifecare Letters of Credit Cap and, except for the provisions of this Section 2.03, shall be issued under, governed by and subject to the terms of the Master Letter of Credit Agreement; provided, however, that no Lifecare Letter of Credit shall have an expiration date later than May 31, 2006, unless otherwise authorized by the Bank in writing."

         3. EFFECTIVE DATE. This Amendment and the modification of the Loan Agreement and Loan Documents provided by this Amendment shall be effective as of the Effective Date.

         4. REAFFIRMATION. To the extent any term(s) or condition(s) in any of the Loan Documents shall contradict or be in conflict with the amended terms of the Loan as set forth herein, such terms and conditions are hereby deemed modified and amended accordingly, upon the effective date hereof, to reflect the terms of the Loan as so amended herein. All terms of the Loan Documents, as amended hereby, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Bank. As of the date of this Amendment, Borrower herein restates, ratifies and reaffirms each and every representation, warranty, covenant, term and condition set forth in the Loan Documents as

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amended herein. There are no other changes to the Loan Documents except for the changes specifically set forth herein.

         5. CERTIFICATION. To further induce the Bank to enter into this Amendment, Borrower represents and warrants to the Bank as follows: (a) Borrower is empowered to perform all acts and things undertaken and done pursuant to this Amendment and has taken all corporate or other action necessary to authorize the execution, delivery and performance of this Amendment; (b) the officers of Borrower executing this Amendment have been duly elected or appointed and have been fully authorized to execute the same at the time executed; (c) this Amendment, when executed and delivered, will be the legal, valid and binding obligation of Borrower, enforceable against it in accordance with its respective terms; and (d) Borrower is delivering to the Bank contemporaneously herewith, a certificate of Borrower's Secretary certifying as to the resolutions of the Borrower's Board of Directors approving this Amendment and the incumbency and signatures of the officers of Borrower signing this Amendment.

         6. ABSENCE OF CLAIM. To further induce the Bank to enter into this Amendment, Borrower hereby acknowledges and agrees that, as of the date hereof, there exists no right of offset, defense, counterclaim or objection in favor of Borrower as against the Bank with respect to the Obligations to the Bank.

         7. ILLINOIS LAW TO GOVERN. This Amendment and each transaction contemplated hereunder shall be deemed to be made under and shall be construed and interpreted in accordance with the laws of the State of Illinois.

         8. BINDING EFFECT. This Amendment shall be binding upon and inure to the benefit of and be enforceable by each respective party and their respective legal representatives, successors and assigns.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                   BORROWER:

                                   BROOKDALE LIVING COMMUNITIES, INC.

                                   By: /s/ John P. Rijos
                                       ---------------------------------
                                   Print Name: John P. Rijos
                                   Title: President and Chief Operating Officer

                                   BANK:

                                   LASALLE BANK NATIONAL ASSOCIATION

                                   By: /s/ Bluma Broner
                                      -----------------------------------------
                                   Print Name: Bluma Broner
                                              ---------------------------------
                                   Title: VP
                                         --------------------------------------

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                                  SCHEDULE 2.03

                           LIFECARE LETTERS OF CREDIT

                                                                                         EXISTING EXPIRATION
       ENTITY NAME             BENEFICIARIES       LOC MAY -05 AMOUNT    DATE ISSUED            DATE **         LETTER OF CREDIT #
Brookdale Living            Illinois Department    $     1,380,000.00    May 31, 2005       May 31, 2006             S531961
Communities  of Illinois     of Public Health
- GE, Inc.

Brookdale Living            Illinois Department    $     1,085,000.00    May 17, 2001       May 31, 2006             S531957
Communities of Illinois -    of Public Health
HV, Inc.

Brookdale Living            Illinois Department    $     1,315,000.00    May 17, 2001       May 31, 2006             S531958
Communities of Illinois -    of Public Health
Hoffman Estates LLC

Brookdale Living            Illinois Department    $     1,500,000.00    May 17, 2001       May 31, 2006             S531960
Communities of Illinois -    of Public Health
II, Inc.

Brookdale Living            Illinois Department    $       390,000.00    May 17, 2001       May 31, 2006             S531956
Communities of Illinois -    of Public Health
HLAL, LLC

Brookdale Living            Illinois Department    $     3,640,000.00    May 17, 2001       May 31, 2006             S531953
Communities of Illinois,     of Public Health
- 2960, LLC*

River Oaks Partners         Illinois Department    $     2,325,000.00    May 17, 2001       May 31, 2006             S531951
                             of Public Health


Brookdale Living            Illinois Department    $     1,878,750.00   November 10,        May 31, 2006             S575334
Communities of Illinois -    of Public Health                           2004
GV, LLC.

* Successor to Brookdale Living Communities of Illinois, Inc. as operator of The Hallmark, Chicago facility.

** Reflects current expiration date taking into account renewals and extensions of original expiration date.

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